Exhibit 32
                                                                      ----------


                  CERTIFICATION PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


         The undersigned executive officers of the Registrant hereby certify to the best of their knowledge that this Quarterly Report on Form 10-QSB for the quarter ended December 31, 2006 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: February 12, 2007          By:  /s/ Mark S. White
                                      -------------------------------------------------
                                      Name:  Mark S. White
                                      Title: President and Chief Executive Officer



Date: February 12, 2007          By:  /s/ Sue Allen Smith
                                      -------------------------------------------------
                                      Name: Sue Allen Smith
                                      Title: Vice President and Chief Financial Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Osage Bancshares, Inc. and will be retained by Osage Bancshares, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.